VALUE+GROWTH

ROBERTSON STEPHENS MUTUAL FUNDS
The Value+Growth Fund
Annual Report
December 31, 1995

THE VALUE+GROWTH FUND ANNUAL RESULTS

FUND PHILOSOPHY

The Robertson Stephens Value+Growth Fund seeks capital appreciation by investing in companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering above-average growth potential. The Fund's strategy is to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, the Fund conducts bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities. In searching for reasonably priced growth companies, the Fund may discover poorly managed, overpriced businesses and make "short" investments.

CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Net Assets  10
Statement of Net Assets  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights  16
Notes to Financial Statements  17
Independent Accountants' Report  20
Administration  20

                                                  ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

THE FALL CORRECTION

The volatility of growth stocks, especially within technology, picked up momentum as the year advanced. Most technology stocks' fundamentals were ignored, and a forceful correction set in throughout the end of the quarter. TECHNOLOGY -- STILL
THE RIGHT PLACE

We remain bullish on the long-term outlook for technology companies. As a result of the recent correction in technology stocks, we have intensified our efforts to find great values in this sector and to adjust our portfolio accordingly.

OPPORTUNITIES
IN HEALTH CARE

We believe the health care industry will remain cost-conscious and that managed care through health maintenance organizations (HMOs) will play an increasing role in the years to come. We are interested in well-run, low-cost providers (hospitals and long-term care facilities), drug companies, and device manufacturers.
TARGETING CORPORATE TRENDS

We believe outsourcing computer services will be a beneficiary of corporate cost-reduction efforts. We have made initial investments here and look to increase them as we further develop our theme.

ADDRESSING THE BABY
BOOMER MARKET

As baby boomers enter their peak earning and productivity years, we believe this should benefit industries like the financial services sector (from an increased savings and retirement focus), as well as the entertainment and leisure sectors. Our investments in these areas include fund management, lodging, and leisure apparel companies.

LOOKING AHEAD

We believe 1996 will offer equity investors a constructive investment environment of modest growth and low inflation. We look forward to 1996 and believe our investment themes are well positioned for another good year.

THE VALUE+GROWTH FUND ANNUAL RESULTS

FUND MANAGER

RONALD E. ELIJAH
Portfolio Manager
The Robertson Stephens
Value+Growth Fund

DEAR SHAREHOLDER:

The Robertson Stephens Value+Growth Fund is pleased to report a 42.70% return for the 1995 year. We are also particularly happy that the Fund exceeded, for the third consecutive year, the performance of its two benchmark indices, the Russell 2000 and the S&P 500. These indices were up 26.21% and 37.53%, respectively, in 1995. However, while pleased with the Fund's 1995 results, we are neither happy nor satisfied with the Fund's fourth-quarter negative 14.65% return. It was significantly outpaced by the Russell 2000 and S&P 500 indices' respective gains of 1.80% and 5.99% for the December quarter.

Entering the December quarter, we believed the market was positioned to appreciate due to expected earnings gains, low interest rates, and modest inflation. We also felt that the companies within the Value+Growth Fund's portfolio would do well, as their earnings outlook seemed bright. However, while the overall market did produce gains for investors, the Fund's various growth stocks (except those in health care) corrected in the quarter. And, even though many of the companies within the portfolio produced strong earnings gains, their stocks still declined 10% to 30%. As the quarter

                                                  ROBERTSON, STEPHENS & COMPANY

progressed, what initially seemed to be a single-industry battering (semiconductors) turned into a rolling correction that moved throughout the technology sector -- from semiconductor to software to data communication stocks. In fact, the correction jumped out of the technology sector and hit the Fund's interest-sensitive stocks toward the end of the quarter.

Accounting for many of the stock price declines in the quarter was frustrating since most did not seem to result from deteriorating fundamentals. It seems that the common problem with a great percentage of the Fund's investments was that the stocks were up a lot in the first nine months of the year. Therefore, we believe that as the December quarter progressed, and the technology stock correction gained momentum, many institutional investors sold stocks in which they had meaningful gains to lock in profits for the year. However, as frustrating and difficult as the fourth quarter was, we have not veered from our long-term investment goal of capital appreciation through investing in fundamentally strong, reasonably priced growth companies. Rather, we believe the December quarter's stock price declines have presented us with an excellent opportunity to search out the best values and reposition the Fund's investments.

THE FALL CORRECTION

With the conclusion of the December 1995 quarter, the Fund finished its worst quarterly setback since its May 1992 inception. During 1995, the volatility of growth stocks, especially within technology, picked up momentum as the year advanced. For most of the year, the technology sector was exceptionally strong. In the fourth quarter, we believe a number of technology companies' fundamentals remained robust, with the exception of the semiconductor industry, which moved from an overheated situation early in the year to a more normal demand/supply position. Unfortunately, most technology stocks' strong fundamentals were ignored in the quarter, and a rolling correction set in.

In the past we have commented on market corrections and the difficulty in trying to time them. Technology stocks seem to go through significant corrections about every 18 to 24 months. These stocks suffered 20% or greater corrections in the summer of 1990, in early 1992, in mid-1994, and now in late 1995. The '90, '92, and '94 corrections provided investors with excellent

"We remain bullish on the long-term outlook for technology companies."

THE VALUE+GROWTH FUND ANNUAL RESULTS

"A global push for increased productivity is driving demand for technology products and services not only in North America, but also throughout the industrialized world."

opportunities to invest in great growth companies at significant discounts to their 52-week stock price highs, and at price-earnings multiples below their long-term growth rate potentials. These corrections usually squeeze the euphoric excesses out of stocks that unfortunately build up after long prior appreciation periods of 12 to 18 months. We believe with long-term fundamentals remaining bright and stock prices down significantly from recent highs, many growth technology stocks appear to be excellent investment values for 1996.

TECHNOLOGY -- STILL THE RIGHT PLACE

We remain bullish on the long-term outlook for technology companies. As a result of the recent correction in technology stocks, we have intensified our efforts to find great values in this sector and to adjust the Value+Growth Fund's portfolio accordingly. The Fund still has a significant commitment to tech-nology -- we have more than 50% of our assets invested in the sector, including data communication, software, computer, computer peripheral, and semiconductor stocks.

G. RANDY HECHT
President
Robertson Stephens
Investment Trust

INVESTMENT TEAM
RESEARCH
Rod Berry
Bjefke Hofstra
Susan Richardson
Rob Zidar

TRADING
Christopher Beagle
Catherine O'Neill

ADMINISTRATION
Annette Tate

INVESTMENT MANAGEMENT

ROBERTSON, STEPHENS & COMPANY

We believe 1996 should be another year of strong demand for technology products. Corporations in North America and around the world are using technology to enhance their competitive positions, shortening product cycles through better engineering and more efficient manufacturing. Instead of new products being introduced every one to three years, as was typical in the 1970s and early 1980s, companies now bring new products to market every six to twelve months. Through the use of semiconductor technology, new applications are being developed and embedded in an ever-expanding list of daily products. Furthermore, new technology platforms -- such as Intel's Pentium processor, introduced in 1993, and Microsoft's Windows 95, introduced in 1995 -- are expected to be in full motion in 1996. We believe this, in turn, could lead to further growth and expansion of the personal computer (PC) in business, home, and school settings, and could drive millions of PC upgrade purchases.

Demand for technology products and services continues to come from within existing markets as well as from emerging markets. A global push for increased productivity is driving demand for technology products and services not only in North America, but also throughout the industrialized world. During the next three to five years, we believe U.S. technology suppliers should continue to experience good demand from domestic companies that continue to push for greater efficiencies, and strong demand from foreign companies that have begun retooling and restructuring to become more productive global competitors (something U.S. companies undertook several years ago). Furthermore, new incremental demand is arising from the post-Communist world and the emerging markets in Southeast Asia and Latin America. The Fund has significant investment exposure in global U.S. technology suppliers that we believe stand to benefit from good domestic and explosive international demand for technology products and services.

OTHER PORTFOLIO THEMES

While technology is currently the Fund's largest asset allocation area, it has a number of other operative themes, such as health care. The U.S. is experiencing a dramatic demographic shift as its population ages in

THE VALUE+GROWTH FUND ANNUAL RESULTS

the 1990s and into the next decade. Since demand for medical attention increases with age, we believe this shift should create incremental demand for medical products and services above the population growth for the next two decades.


Most estimates indicate that the U.S. health care industry reached $1.1 trillion in 1995 and is projected to grow at a 5-6% rate annually through the year 2000. We believe the health care industry will remain cost-conscious and that managed care through health maintenance organizations (HMOs) will play an increasing role in the years to come. We also believe a balance between managed care and strong demographic forces will be reached so that low-cost, efficient providers and suppliers will do well. Therefore, the Fund is interested in well-run, low-cost providers (hospitals and long-term care facilities), drug companies, and device manufacturers. Furthermore, we continue to maintain our investments in HMOs and see the $170 billion Medicare market as the industry's next major opportunity, much as the private sector was a decade ago.

There are two additional portfolio investment themes that we would like to mention -- industry restructuring and baby boomer financial awareness.

Since almost no industry has pricing flexibility, business complexity and cost pressures are intense today. The need for improved productivity is forcing several

"We believe the underlying environment is still very conducive to equities in 1996 and should push the market higher as the year progresses."

                                                  ROBERTSON, STEPHENS & COMPANY

companies to evaluate their corporate structure and to outsource basic services to reduce overhead costs. We believe off-site computer services will be a beneficiary of these corporate cost-reduction efforts. We have made initial investments here and look to increase them as we further develop our theme.

Finally, as baby boomers enter their peak earning and productivity years, we believe this should benefit industries such as the financial services sector (from an increased savings and retirement focus), as well as the entertainment and leisure sectors. Our investments here include fund management, lodging, and leisure apparel companies.

LOOKING AHEAD

As always seems to be the case, the equity market faces a number of challenges as it enters 1996: (1) Can the market do well after a spectacular 1995?; (2) Which way are interest rates heading?; (3) Has the economy slowed so much that it is heading into a recession in late 1996 or 1997?; and (4) What impact will the presidential election year have on the market? While these are all important considerations for 1996, we believe the underlying environment is still very conducive to equities in 1996 and should push the market higher as the year progresses. In addition, we believe the U.S. economy continues on a path of slow growth with modest inflation that is likely to keep interest rates in check and to lead to gradual declines throughout the year.

In our opinion, the strong structural forces guiding the U.S. economy (corporate restructuring and shifts in demographics) are controlling inflationary pressures like those pervasive in the 1970s. Furthermore, our valuation work on the market continues to suggest that the equity market offers excellent value today based on both trailing and projected earnings relative to inflation and long-term interest rates. Therefore, we believe 1996 will continue to offer equity investors a constructive investment environment of modest growth and low inflation. We look forward to 1996 and believe our investment themes are well positioned for another good year.

                                                            January 31, 1996

Sincerely,
/S/Ronald E. Elijah
RONALD E. ELIJAH
Portfolio Manager

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

THE VALUE+GROWTH FUND ANNUAL RESULTS

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Value+Growth Fund and the S&P 500 Index(1)
IF INVESTED ON MAY 12, 19922

[GRAPH]

CUMULATIVE TOTAL RETURNS


                                                 VALUE+GROWTH  S&P 500  RUSSELL
FOR THE PERIODS ENDED 12/31/95                           FUND  INDEX(1) 2000(3)
--------------------------------------------------------------------------------
Three months                                         (14.65)%    5.99%    1.80%
--------------------------------------------------------------------------------
Six months                                              1.80%   14.53%   11.40%
--------------------------------------------------------------------------------
Nine months                                            24.16%   25.29%   21.17%
--------------------------------------------------------------------------------
One year                                               42.70%   37.53%   26.21%
--------------------------------------------------------------------------------
Since inception (5/12/92)(2)                          135.01%   63.60%   58.60%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS


                                                 VALUE+GROWTH  S&P 500  RUSSELL
FOR THE PERIODS ENDED 12/31/95                           FUND  INDEX(1) 2000(3)
--------------------------------------------------------------------------------
Three years                                            28.78%   15.32%   12.65%
--------------------------------------------------------------------------------
Since inception (5/12/92)(2)                           26.47%   14.49%   13.52%
--------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) Date that the Fund's shares were first offered to the public.

(3) The Russell 2000 Index is a market capitalization-weighted index composed of 2,000 U.S. companies with market capitalization ranging from $40 million to $450 million.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                 ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995

[GRAPH]

TOP TEN HOLDINGS

1.
NIKE, INC.
Designs and markets a wide variety of athletic footware, apparel, and related items for competitive and recreational use.

2.
APPLIED MATERIALS, INC.
Develops, manufactures, sells, and services semiconductor wafer fabrication equipment worldwide. The company's products include deposition, etching, and ion implantation systems.

3.
3COM CORPORATION
Designs, produces, and markets a broad range of ISO 9000-compliant global data networking solutions. The company's products include routers, hubs, switches, and adapters for Ethernet, Token Ring, FDDI, and ATM networks.

4.
CABLETRON SYSTEMS, INC.
Develops and manufactures local area network (LAN) products based on its integrated network architecture and provides consulting and support systems for LANs.

5.
OXFORD HEALTH PLANS, INC.
A managed care company. Provides health benefit plans, including HMOs, point-of-service, and third-party administration of employer-funded benefit plans.

6.
MICROSOFT CORPORATION
Develops, manufactures, licenses, and supports computer software products.

7.
COMPAQ COMPUTER CORPORATION
Designs, develops, manufactures, and markets personal computers for professional users and consumers.

8.
HEALTHSOURCE, INC.
Owns and manages HMOs.

9.
CISCO SYSTEMS, INC.
Develops and manufactures local area network (LAN) products based on its integrated network architecture and provides consulting and support systems for LANs.

10.
BAY NETWORKS, INC.
Develops, manufactures, markets, and supports a comprehensive line of data networking products and services, as well as software for network design and configuration solutions.

THE VALUE+GROWTH FUND ANNUAL RESULTS

Schedule of Net Assets


DECEMBER 31,1995                                          SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
Biotechnology - 1.8%
Amgen, Inc.                                              350,000  $ 20,781,250
--------------------------------------------------------------------------------
                                                                    20,781,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 4.5%
3Com Corporation                                       1,100,000    51,287,500
--------------------------------------------------------------------------------
                                                                    51,287,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 13.4%
Adaptec, Inc.                                            368,000    15,088,000
Compaq Computer Corporation                              906,000    43,488,000
Dell Computer                                            380,000    13,157,500
Hewlett-Packard Company(1)                               390,000    32,662,500
Seagate Technology, Inc.                                 638,000    30,305,000
Sun Microsystems, Inc.                                   400,000    18,250,000
--------------------------------------------------------------------------------
                                                                   152,951,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 12.5%
Adobe Systems Incorporated(1)                            312,000    19,344,000
Cadence Design Systems, Inc.                             690,000    28,980,000
Computer Sciences Corporation                            400,000    28,100,000
Microsoft Corporation                                    500,000    43,875,000
Parametric Technology Corporation                        340,000    22,610,000
--------------------------------------------------------------------------------
                                                                   142,909,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 6.6%
CompUSA, Inc.                                            400,000    12,450,000
Nike, Inc.(1)                                            900,000    62,662,500
--------------------------------------------------------------------------------
                                                                    75,112,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSUMER ELECTRONICS - 1.3%
Kemet Corporation                                        510,000    12,176,250
Vishay Intertechnology, Inc.                              82,300     2,592,450
--------------------------------------------------------------------------------
                                                                    14,768,700
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

10


ROBERTSON, STEPHENS & COMPANY

                                                          SHARES         VALUE
--------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - 7.7%
Cabletron Systems, Inc.                                  595,000  $ 48,195,000
Cisco Systems, Inc.                                      530,000    39,551,250
--------------------------------------------------------------------------------
                                                                    87,746,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.6%
Charles Schwab Corporation(1)                            821,900    16,540,737
First USA, Inc.(1)                                       184,000     8,165,000
Green Tree Financial Corporation(1)                      510,000    13,451,250
Household International, Inc.(1)                         385,000    22,763,125
MBNA Corporation(1)                                      250,000     9,218,750
Merrill Lynch & Company, Inc.(1)                         100,000     5,100,000
--------------------------------------------------------------------------------
                                                                    75,238,862
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 15.4%
Columbia/HCA Healthcare Corporation(1)                   500,000    25,375,000
Healthsource, Inc.                                     1,162,000    41,832,000
Horizon/CMS Healthcare Corporation                       100,000     2,525,000
Oxford Health Plans                                      630,000    46,541,250
PacifiCare Health Systems, Class B                        70,000     6,090,000
U.S. Healthcare, Inc.(1)                                 300,000    13,950,000
United Healthcare Corporation(1)                         545,000    35,697,500
Vencor, Inc.                                             100,000     3,250,000
--------------------------------------------------------------------------------
                                                                   175,260,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LODGING/RECREATION - 3.2%
Hospitality Franchise Systems, Inc.                      215,000    17,576,250
La Quinta Inns, Inc.(1)                                  235,000     6,433,125
Mirage Resorts, Inc.                                     350,000    12,075,000
--------------------------------------------------------------------------------
                                                                    36,084,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NETWORK SYSTEMS - 3.4%
Bay Networks                                             942,000    38,739,750
--------------------------------------------------------------------------------
                                                                    38,739,750
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                                          11


THE VALUE+GROWTH FUND ANNUAL RESULTS

Schedule of Net Assets (CONTINUED)


                                                          SHARES         VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 11.5%
Applied Materials, Inc.(1)                             1,410,000   $55,518,750
KLA Instruments Corporation                              547,400    14,266,613
Lam Research Corporation                                 424,200    19,407,150
Novellus Systems, Inc.                                   403,300    21,778,200
Teradyne, Inc.                                           788,600    19,715,000
--------------------------------------------------------------------------------
                                                                   130,685,713
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEMICONDUCTORS - 8.4%
Altera Corporation                                       629,000    31,292,750
Atmel Corporation                                        365,000     8,166,875
Intel Corporation(1)                                     500,000    28,375,000
LSI Logic Corporation                                    300,000     9,825,000
Microchip Technology, Inc.                               454,200    16,578,300
VLSI Technology, Inc.                                     80,000     1,450,000
--------------------------------------------------------------------------------
                                                                    95,687,925
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.8%
Allen Group(1)                                           354,000     7,920,750
Frontier Corporation(1)                                  450,000    13,500,000
LCI International, Inc.                                  495,000    10,147,500
--------------------------------------------------------------------------------
                                                                    31,568,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.1%(Cost: $948,763,109)                    1,128,821,825
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------
Cash                                                                       233
--------------------------------------------------------------------------------
Repurchase Agreement                                                16,544,000
   State Street Bank and Trust Company, 5.00%, dated 12/29/95, due 01/2/96, maturity value $16,553,191 (collateralized by $12,820,000 par value
   U.S. Treasury Notes, 8.75%, due 05/15/17)
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 1.4%                              16,544,233

--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.5)%                                      (5,214,891)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSESTS - 100%                                        $1,140,151,167
--------------------------------------------------------------------------------


(1) Income-producing security

The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON, STEPHENS & COMPANY

Statement of Net Assets


DECEMBER 31, 1995
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $948,763,109)                    $ 1,128,821,825
Cash and cash equivalents                                          16,544,233
Receivable for investments sold                                        46,500
Receivable for fund shares subscribed                               5,695,678
Receivables, other                                                    417,093
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    1,151,525,329
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                   2,023,749
Payable for fund shares redeemed                                    7,969,344
Accrued expenses                                                    1,381,069
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  11,374,162

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $1,140,151,167
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                   986,869,159
Accumulated net realized loss from investments                     (26,776,708)
Net unrealized appreciation on investments                        180,058,716
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $1,140,151,167
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICING OF SHARES:                                             $        22.66

    Net Asset Value, offering and redemption price per share
    (Net assets of $1,140,151,167 applicable to 50,318,588 shares of beneficial interest outstanding with no par value)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND ANNUAL RESULTS

Statement of Operations


NINE MONTHS ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign tax withheld of $21,089)                $   1,998,900
Interest                                                              1,143,886
Other Income                                                              6,776
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               3,149,562

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                              9,702,327
Custodian and transfer agent fees                                       834,156
Registration and filing fees                                            305,986
Interest expense                                                        148,037
Shareholder reports                                                     142,430
Professional fees                                                        79,985
Trustees' fees and expenses                                              41,401
Other                                                                    17,598
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                       11,271,920

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (8,122,358)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized loss from investments                                  (25,249,381)
Net change in unrealized appreciation on investments                139,393,491
--------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS  114,144,110

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $106,021,752
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON, STEPHENS & COMPANY

Statement of Changes in Net Assets


                                             NINE MONTHS ENDED     YEAR ENDED
                                                      12/31/95        3/31/95
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                               $  (8,122,358) $  (1,115,225)
Net realized loss from investments                  (25,249,381)    (1,344,592)
Net realized gain from options                                -        455,848
Net realized gain from securities sold short                  -         73,750
Net change in unrealized appreciation
  on investments                                    139,393,491     39,217,602
Net change in unrealized depreciation on
  securities sold short                                       -       (103,750)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                   106,021,752     37,183,633

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
Realized gains on investments                                 -     (1,566,892)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           -     (1,566,892)

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets resulting from
  capital share transactions                        605,226,408    348,785,903
--------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                    605,226,408    348,785,903

--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                        711,248,160    384,402,644
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of year                                   428,903,007     44,500,363
End of year                                      $1,140,151,167   $428,903,007
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND ANNUAL RESULTS

Financial Highlights



FOR A SHARE OUTSTANDING                                             PERIOD ENDED       YEAR ENDED   YEAR ENDED   PERIOD ENDED
THROUGHOUT THE PERIOD:                                               12/31/95(2)         3/31/95      3/31/94     3/31/93(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                             $         18.25    $       13.56  $     11.94  $       10.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                               (0.16)           (0.18)       (0.04)          0.12
Net realized gain and unrealized appreciation on investments                4.57             5.07         1.99           1.88
------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets resulting from operations                      4.41             4.89         1.95           2.00

------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                       -                -        (0.03)         (0.06)
Distributions from realized gain on investments                                -            (0.20)       (0.30)             -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                            -            (0.20)       (0.33)         (0.06)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $         22.66    $       18.25  $     13.56  $       11.94
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              24.16%           36.27%       16.32%         20.05%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                        $ 1,140,151,167    $ 428,903,007  $44,500,363  $  17,833,350
Ratio of Expenses to Average Net Assets                                    1.45%            1.68%        1.55%(3)       1.33%(3)
Ratio of Net Investment (Loss)/Income to Average Net Assets              (1.04)%          (1.09)%        0.51%(3)       1.26%(3)
Portfolio Turnover Rate                                                     104%             232%         250%           210%
------------------------------------------------------------------------------------------------------------------------------


(1) From April 21, 1992 (Commencement of Operations) to 3/31/93.

(2) Represents a 9-month period then ended.

(3) If the Fund had paid all of its expenses and had received no reimbursement from the Adviser, the ratio of expenses to average net assets for the periods ended March 31, 1994 and March 31, 1993 would
    have been 2.35% and 2.71%, respectively, and the      ratio of net
    investment income/(loss) to average net assets would have been (1.31)% and (0.12)%, respectively.

    Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.

    Ratios, except for total return and portfolio turnover rate, have been annualized.

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


Notes to Financial Statements

The Robertson Stephens Value+Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on May 12, 1992. Prior to the public offering, shares were offered in a private placement offering on April 21, 1992, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Value+Growth Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for a nine-month period.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  INVESTMENT VALUATIONS:
Marketable securities including options are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At December 31, 1995, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1995, no security of the Fund was valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the technology and telecommunications sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b.  REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

THE VALUE+GROWTH FUND ANNUAL RESULTS

c.  FEDERAL INCOME TAXES:
The Fund has made no provisions for federal income tax for the nine months ended December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

d.  SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.  INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f.  CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

a.  TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the nine months ended December 31, 1995 and for the year ended March 31, 1995 were as follows:


4/1/95 - 12/31/95                                      SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares sold                                        71,111,212  $1,642,177,404
Shares reinvested                                       2,182          54,597
--------------------------------------------------------------------------------
                                                   71,113,394   1,642,232,001

--------------------------------------------------------------------------------
Shares redeemed                                   (44,296,835) (1,037,005,593)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                       26,816,559  $  605,226,408


4/1/94 - 3/31/95                                       SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares sold                                        34,759,244  $  574,001,458
Shares reinvested                                      79,555       1,276,754
--------------------------------------------------------------------------------
                                                   34,838,799     575,278,212

--------------------------------------------------------------------------------
Shares redeemed                                   (14,619,427)   (226,492,309)

--------------------------------------------------------------------------------
Net increase                                       20,219,372  $  348,785,903
--------------------------------------------------------------------------------


NOTE 3  TRANSACTIONS WITH AFFILIATES:

a.  ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund paid Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), an investment advisory fee during fiscal 1995 calculated at an annual rate of 1.25% of the average daily net assets of the Fund. (As of January 1, 1996, that rate was reduced to 1% of the average daily net assets of the Fund.) For the nine months ended December 31, 1995, the Fund incurred investment advisory fees of $9,702,327. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. For the nine months ended December 31, 1995, there was no expected reimbursement of advisory fees and other expenses.

b.  AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & Company LLC (RS & Co.), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial

                                                   ROBERTSON, STEPHENS & COMPANY

Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Ronald E. Elijah, Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.  COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $41,401 for the nine months ended December 31, 1995.

d.  DISTRIBUTION FEES:
Effective on January 1, 1996, the Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund.

e.  BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the nine months ended December 31, 1995, the Fund paid brokerage commissions of $356,240 to RS & Co. which represented 21% of total commissions paid for the period.

NOTE 4  INVESTMENTS:

a.  PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short, and short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the nine months ended December 31, 1995, was 104%.

b.  TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $951,916,535. Accumulated net unrealized appreciation on investments was $176,905,290, consisting of gross unrealized appreciation and depreciation of $205,497,759 and $(28,592,469), respectively.

c.  INVESTMENT PURCHASES AND SALES:
For the nine months ended December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) were $1,619,932,751 and $1,035,627,673, respectively.

d.  OPTIONS:
At December 31, 1995, the Fund had no hedge position in put options.

e.  SHORT SALES:
At December 31, 1995, the Fund did not sell any securities short.

THE VALUE+GROWTH FUND ANNUAL RESULTS

Independent Accountants' Report

To the Shareholders and Board of Trustees of The Robertson Stephens Value+Growth Fund

In our opinion, the accompanying statement of net assets, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Value+Growth Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, the results of its operations for the nine-month period then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Price Waterhouse LLP
San Francisco, California
February 15, 1996

Administration

OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer

Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Value+Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

The Robertson Stephens Mutual Funds


In addition to THE VALUE+GROWTH FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests in publicly traded equities of developing countries. The Fund may engage in short sales and/or invest in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Dave Evans.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK - Invests primarily in small- and mid-cap company stocks and convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE WITH A CONTRARIAN DISCIPLINE - Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.


Design: Broom & Broom, Inc., San Francisco      Photography: Jerry Orabona, Bill
Zemanek

For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.

ROBERTSON STEPHENS & COMPANY
MUTUAL FUNDS
555 California Street, Suite 2600
San Francisco, California 94104

Fund News & Information

ROBERTSON STEPHENS
INVESTOR SERVICES

- Knowledgeable mutual fund representatives.

- Automated access to daily net asset values.

- Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com

ROBERTSON STEPHENS
ACCOUNTLINK

- Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS
The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as ValPlus under the heading Robertson Stephens. Its computer quotation symbol is RSVPX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.